EXHIBIT 32.1 SECTION 906 CERTIFICATION

CERTIFICATIONS OF ROYCE DIENER, PRESIDENT AND CHIEF EXECUTIVE OFFICER AND GEOFFREY ALISON, CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Intrac, Inc. (“Intrac”) hereby certify that (a) Intrac’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Intrac.

August 12, 2004

By:	/s/ ROYCE DIENER
Royce Diener
President and Chief Executive Officer
(Principal Executive Officer)

August 12, 2004

By:	/s/ GEOFFREY ALISON
Geoffrey Alison
Chief Financial Officer
(Principal Financial Officer)